                                                                       EXHIBIT 1


                          NIPSCO CAPITAL MARKETS, INC.

                                  $300,000,000

                               MEDIUM-TERM NOTES

                             Distribution Agreement
                             ----------------------


                                                            ____________, 1997

Goldman, Sachs & Co.
85 Broad Street
New York, New York  10004

Merrill Lynch & Co.
Merrill Lynch, Pierce,
 Fenner & Smith Incorporated
250 Vesey Street
New York, New York  10281

Morgan Stanley & Co. Incorporated
1585 Broadway
New York, New York  10036

Dear Sirs:

     NIPSCO Capital Markets, Inc., an Indiana corporation (the "Company") and a wholly-owned subsidiary of NIPSCO Industries, Inc., an Indiana corporation ("Industries"), proposes to issue and sell from time to time its Medium-Term Notes (the "Securities"), in an aggregate amount up to $300,000,000 and agrees with each of you (individually, an "Agent" and collectively, the "Agents") as set forth in this Agreement.

     Subject to the terms and conditions stated herein and to the reservation by the Company of the right to sell Securities directly on its own behalf, the Company hereby (i) appoints each Agent as an agent of the Company for the purpose of soliciting and receiving offers to purchase Securities from the Company pursuant to Section 2(a) hereof and (ii) agrees that, except as otherwise contemplated herein, whenever it determines to sell Securities directly to any Agent as principal, it will enter into a separate agreement, which may be an oral agreement confirmed in writing by such Agent to the Company (each a "Terms Agreement"), substantially in the form of Annex I hereto or otherwise specifying the applicable terms set forth in the Schedule to Annex I relating to such sale, in accordance with Section 2(b) hereof. Without limiting the generality of the foregoing, any Agent may sell Securities to or through any dealer or dealers selected by such Agent and may allow all or part of such Agent's commission with respect to such Securities to such dealer or dealers. This Distribution Agreement shall not be construed to create either an obligation on the part of the Company to sell any Securities or an obligation of any of the Agents to purchase Securities as a principal.

     The Securities will be issued under an indenture, dated as of February 14, 1997 (the "Indenture"), among Industries, the Company and The Chase Manhattan Bank, as trustee (the "Trustee"). The Securities shall have the maturity ranges, interest rates, if any, redemption provisions and other terms set forth in the Prospectus referred to below as it may be amended or supplemented from time to time. The Securities will be issued, and the terms and rights thereof established, from time to time by the Company, in accordance with the Indenture.

     1. The Company and Industries jointly and severally represent and warrant to, and agree with, each Agent that:

     (a) A registration statement on Form S-3 in respect of the Securities has been filed with the Securities and Exchange Commission (the "Commission"), such registration statement and any post-effective amendment thereto, each in the form heretofore delivered to or to be delivered to such Agent, excluding exhibits to such registration statement but including all documents incorporated by reference in the prospectus included therein, and such registration statement in such form has been declared effective by the Commission in such form; no other document with respect to such registration statement or document incorporated by reference therein has heretofore been filed or transmitted for filing with the Commission (other than the prospectuses filed pursuant to Rule 424(b) of the rules and regulations of the Commission under the Securities Act of 1933, as amended (the "Act"), each in the form heretofore delivered to the Agents); and no stop order suspending the effectiveness of such registration statement has been issued and no proceeding for that purpose has been initiated or threatened by the Commission. Any preliminary prospectus included in such registration statement or filed with the Commission pursuant to Rule 424(a) of the rules and regulations under the Act is hereinafter called a "Preliminary Prospectus"; the various parts of such registration statement, including all exhibits thereto but excluding Form T-1 and the documents incorporated by reference in the prospectus contained in the registration statement at the time such part of the registration statement becomes effective and, if applicable, including the information contained in the form of final prospectus filed with the Commission pursuant to Rule 424(b) under the Act, each as amended at the time such part of the registration statement became effective, is hereinafter called the "Registration Statement"; the prospectus (including, if applicable, any prospectus supplement) relating to the Securities, in the form in which it has most recently been filed or transmitted for filing with the Commission on or prior to the date of this Agreement, is hereinafter called the "Prospectus"; any reference herein to any Preliminary Prospectus or the Prospectus shall be deemed to refer to and include the documents incorporated by reference therein pursuant to the applicable form under the Act, as of the date of such Preliminary Prospectus or Prospectus, as the case may be; any reference to any amendment or supplement to any Preliminary Prospectus or the Prospectus, including any supplement to the Prospectus that sets forth only the terms of a particular issue of the Securities (a "Pricing Supplement"), shall be deemed to refer to and include any documents filed after the date of such Preliminary Prospectus or Prospectus, as the case may be, under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and incorporated therein by reference; any reference to the Registration Statement shall be deemed to refer to and include any annual report of the Company filed pursuant to Section 13(a) or 15(d) of the Exchange Act after the effective date of the Registration Statement that is incorporated by reference in the Registration Statement; and any reference to the Prospectus as amended or supplemented shall be deemed to refer to and include the Prospectus as amended or supplemented (including by the applicable Pricing Supplement filed in accordance with Section 4(a) hereof in relation to Securities sold pursuant to this Agreement, in the form in which it is filed with the Commission pursuant to Rule 424(b) under the Act and in accordance with
Section 4(a) hereof, including any documents incorporated by reference therein as of the date of such filing).

     (b) The documents incorporated by reference in the Prospectus, when they became effective or were filed with the Commission, as the case may be, conformed in all material respects to the requirements of the Act or the Exchange Act, as applicable, and the rules and regulations of the Commission thereunder, and none of such documents contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading; and any further documents so filed and incorporated by reference in the Prospectus, or any further amendment or supplement thereto, when such documents become effective or are filed with the Commission, as the case may be, will conform in all material respects to the requirements of the Act or the Exchange Act, as applicable, and the rules and regulations of the Commission thereunder and will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; provided, however, that this representation and warranty shall not apply to any statements or omissions made in reliance upon and in conformity with information furnished in writing to the Company by any Agent expressly for use in the Prospectus as amended or supplemented.

     (c) Giving effect to the interpretations of the requirements of the Act reflected in the Company's letter requesting "no-action" submitted to the staff of the Commission (the "Staff"), dated April 27, 1992, as supplemented by letters dated July 9, 1992 and September 21, 1992 (the "No-Action Request") and the Staff's response thereto dated September 25, 1992 (the "Staff Response"), the Registration Statement and the Prospectus conform, and any further amendments or supplements to the Registration Statement or the Prospectus will conform, in all material respects to the requirements of the Act and the Trust Indenture Act of 1939, as amended (the "Trust Indenture Act"), and the rules and regulations of the Commission thereunder and do not and will not, as of the applicable effective date as to the Registration Statement and any amendment thereto and as of the applicable filing date as to the Prospectus and any supplement thereto, contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; provided, however, that this representation and warranty shall not apply to any statements or omissions made in reliance upon and in conformity with information furnished in writing to the Company by any Agent expressly for use in the Prospectus as amended or supplemented to relate to a particular issuance of Securities.

     (d) Neither Industries nor any of its subsidiaries has sustained since the date of the latest audited consolidated financial statements included or incorporated by reference in the Prospectus any loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree, which could, individually or in the aggregate, reasonably be expected to have a material adverse effect on the general affairs, management, financial position, shareholders' equity or results of operations of Industries and its subsidiaries taken as a whole or upon the ability of Industries or the Company to perform their respective obligations under this Agreement (a "Material Adverse Effect"), otherwise than as set forth or contemplated in the Prospectus; and, since the respective dates as of which information is given in the Prospectus, there has not been any material change in the consolidated share capital or long-term debt of Industries and its subsidiaries or the consolidated share capital or long-term debt of either the Company or Northern Indiana Public Service Company, a wholly-owned subsidiary of Industries ("Northern Indiana"), or any material adverse change, or any development involving a prospective material adverse change, in or affecting the general affairs, management, financial position, shareholders' equity or results of operations of the Industries and its subsidiaries (taken as a whole), otherwise than as set forth or contemplated in the Prospectus.

     (e) The accountants who certified the audited financial statements included in the Registration Statement are independent public accountants as required by the Act and the rules and regulations of the Commission thereunder.


     (f) The financial statements included or incorporated by reference in the Prospectus present fairly the financial position of Industries and its subsidiaries as at the dates indicated and the results of their operations for the periods specified; except as may otherwise be stated in the Prospectus or in the reports of independent public accountants accompanying said financial statements, said financial statements have been prepared in conformity with generally accepted accounting principles applied on a consistent basis and, with respect to financial statements included in periodic reports filed by Industries pursuant to Sections 13 or 15(d) of the Exchange Act with the Commission on and after September 25, 1992, contain the information requested by the Staff in the Staff Response to be so included; and the supporting schedules included or incorporated by reference in the Prospectus present fairly the information required to be stated therein.

     (g) Each of Industries, Northern Indiana and the Company has been duly incorporated and is validly existing as a corporation in good standing under the laws of the State of Indiana, with respective power and authority (corporate and other) to own its properties and conduct its business as described in the Prospectus, and has been duly qualified as a foreign corporation for the transaction of business and is in good standing under the laws of each other jurisdiction in which it owns or leases properties, or conducts any business, so as to require such qualification, or is subject to no material liability or disability by reason of the failure to be so qualified in any such jurisdiction; and each other subsidiary of Industries has been duly incorporated and is validly existing as a corporation in good standing under the laws of its jurisdiction of incorporation.

     (h) Industries has an authorized capitalization as set forth in the Prospectus; all of the issued capital shares of Industries and each wholly-owned subsidiary of Industries have been duly and validly authorized and issued and are fully paid and non-assessable; and except as the Company shall have otherwise advised the Agents in writing prior to the date of the amendment or supplement to the Prospectus (including any Pricing Supplement) relating to any particular sale of Securites, all of the issued common shares of Northern Indiana and all the issued capital shares of each other subsidiary of Industries (except for directors' qualifying shares and as set forth or incorporated by reference in the Registration Statement) are owned directly or indirectly by Industries, free and clear of all liens, encumbrances, equities or claims.

     (i) The Securities have been duly authorized and, when duly executed, authenticated, issued and delivered pursuant to the Indenture, this Agreement and any applicable Terms Agreement against payment of the agreed consideration therefor, will constitute valid and legally binding obligations of the Company entitled to the benefits provided by (i) the Support Agreement, dated April 4, 1989, as amended as of May 15, 1989, December 10, 1990 and February 14, 1991, between Industries and the Company (the "Support Agreement"), which will be substantially in the form filed as an exhibit to the Registration Statement and
(ii) the Indenture, which will be substantially in the form filed as an exhibit to the Registration Statement; the Indenture has been duly authorized and duly qualified under the Trust Indenture Act and, when executed and delivered by the Company, Industries and the Trustee, the Indenture will constitute, and the Support Agreement has been duly authorized, executed and delivered by each of Industries and the Company and constitutes, a valid and legally binding instrument, enforceable against Industries and the Company, as the case may be, in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization and other laws of general applicability relating to or affecting creditors' rights and to general equity principles; and the Securities will conform, and the Support Agreement and the Indenture conform, to the descriptions thereof in the Prospectus.

     (j) Industries' obligations under the Support Agreement will rank prior to the equity securities of Industries and equal with all other unsecured and unsubordinated indebtedness of Industries, whether now or hereafter outstanding.

     (k) This Agreement has been duly authorized and, when executed and delivered by the parties hereto, will be the valid and legally binding obligation of the Company and Industries enforceable against each of them in accordance with its terms, except as enforcement thereof may be limited by bankruptcy, insolvency or other laws relating to or affecting enforcement of creditors' rights or by general equity principles.

     (l) None of Industries, Northern Indiana or the Company is in violation of its Articles of Incorporation or By-Laws or in default in the performance or observance of any obligation, agreement, covenant or condition contained in any contract, indenture, mortgage, loan agreement, note, lease or any other instrument to which it is a party or by which it may be bound where such defaults, individually or in the aggregate, could reasonably be expected to have a Material Adverse Effect. The issue and sale of the Securities, the compliance by the Company with all of the provisions of the Securities, the Indenture, the Support Agreement and this Agreement, the compliance by Industries with all of the provisions of the Securities, the Indenture, the Support Agreement and this Agreement, and the consummation of the transactions herein and therein contemplated, will not conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which Industries or any of its subsidiaries is a party or by which Industries or any of its subsidiaries is bound or to which any of the property or assets of Industries or any of its subsidiaries is subject, nor will any such action result in any violation of the provisions of the Articles of Incorporation or By-laws of Industries or any of its subsidiaries, or any statute, rule or regulation, or any order of any court or governmental agency or body having jurisdiction over Industries or any of its subsidiaries or any of their properties; and no consent, approval, authorization, order, registration or qualification of or with any such court or governmental agency or body is required for the issue and sale of the Securities or the consummation by Industries and the Company of the transactions contemplated by this Agreement, any Terms Agreement, the Support Agreement or the Indenture, except the registration under the Act of the Securities, such as have been obtained under the Trust Indenture Act and such consents, approvals, authorizations, registrations or qualifications as may be required under state securities or Blue Sky laws in connection with the solicitation by any Agent of offers to purchase Securities from the Company and with purchases of Securities by such Agent as principal, as the case may be, in each case in the manner contemplated hereby.

     (m) None of Industries, Northern Indiana or the Company has any material contingent liability which is not disclosed in the Prospectus.

     (n) Each of Industries, Northern Indiana and the Company has statutory authority, franchises and consents free from burdensome restrictions and adequate for the conduct of the business in which it is engaged.

     (o) Except for Industries, as and to the extent described in the Prospectus, no person or corporation which is a "holding company" or a "subsidiary of a holding company" within the meaning of such terms as defined in the Public Utility Holding Company Act of 1935, as amended (the "1935 Act") directly or indirectly owns, controls or holds with power to vote 10% or more of the outstanding voting securities of Northern Indiana; Industries is exempt from all provisions of the 1935 Act except Section 9(a)(2); and neither Northern Indiana nor the Company is a "holding company" as so defined.

     (p) Each of Industries and the Company has good and marketable title in fee simple to such of its fixed assets as are real property and good and marketable title to its other assets reflected in the most recent consolidated balance sheet incorporated by reference in the Prospectus, except properties and assets sold or otherwise disposed of after the date of said balance sheet, subject to no mortgages, liens, charges or encumbrances of any kind whatsoever ("Liens") other than Liens permitted under the Indenture.

     (q) The Company will apply the proceeds of the sale of the Securities in the manner described in the Prospectus and in accordance with the provisions of Rule 3a-5 under the Investment Company Act of 1940, as amended (the "1940 Act").

     (r) The Commission has issued an order (the "Order") exempting the Company from all of the provisions of the 1940 Act; the Order is in full force and effect; and the Company will continue to comply with the terms and conditions of the Order, or otherwise remain exempt from all of the provisions of the 1940 Act, so long as any Securities are outstanding.

     (s) The Prospectus accurately describes the most restrictive of the existing limitations on the payment of dividends by Northern Indiana on its common shares held by Industries.

     (t) Neither Industries nor any of its subsidiaries does business with the government of Cuba or with any person or affiliate located in Cuba within the meaning of Section 517.075, Florida Statutes.

     (u) Other than as included in the Prospectus, there are no legal or governmental proceedings pending to which Industries or any of its subsidiaries is a party or to which any property of Industries or any of its subsidiaries is subject which, if determined adversely to Industries or any of its subsidiaries, would individually or in the aggregate have a material adverse effect on the consolidated financial position, shareholders' equity or results of operations of Industries and its subsidiaries; and, to the best of each of Industries' and the Company's knowledge, no such proceedings are threatened or contemplated by governmental authorities or threatened by others.

     (v) Immediately after the sale of Securities by the Company hereunder or under any Terms Agreement, the aggregate amount of Securities which shall have been issued and sold by the Company hereunder or under any Terms Agreement and of any debt securities of the Company (other than such Securities) that shall have been issued and sold pursuant to the Registration Statement will not exceed the amount of debt securities registered under the Registration Statement.

     2. (a) On the basis of the representations and warranties, and subject to the terms and conditions herein set forth, each of the Agents hereby severally and not jointly agrees, as agent of the Company, to use its reasonable efforts to solicit and receive offers to purchase the Securities from the Company upon the terms and conditions set forth in the Prospectus as amended or supplemented from time to time. The Company reserves the right to offer Securities for sale otherwise than to or through an Agent; provided, however, that so long as this Agreement is in effect the Company will not appoint any other agent for the purpose of soliciting purchases of the Securities on an ongoing basis. It is understood, however, that if from time to time the Company is approached by a prospective agent offering to solicit a specific purchase of Securities, the Company may appoint such agent to act as its agent with respect to such specific purchase of Securities, provided that (i) the Agents are given at least five business days advance notice of the proposed appointment of such agent and (ii) any such agent shall have entered into an agreement with the Company upon the same terms and conditions as set forth in this Agreement (including the commission schedule set forth in Section 2(a) hereof). Each such agent acting in connection with the Securities is acting individually and not collectively or jointly with the Agents. So long as this Agreement shall remain in effect with respect to any Agent, the Company shall not, without the consent of such Agent, solicit or accept offers to purchase, or sell, any unsecured and unsubordinated debt securities with a maturity at the time or original issuance of nine months to 30 years except (i) pursuant to this Agreement or any Terms Agreement, (ii) pursuant to a private placement not constituting a public offering under the Act or (iii) in connection with a firm commitment underwriting pursuant to any except in connection with a firm commitment underwriting pursuant to any underwriting agreement that does not provide for a continuous offering of medium-term debt securities. However, the Company reserves the right to sell (and may solicit and accept offers to purchase) Securities directly on its own behalf; in the case of any such sale not resulting from a solicitation made by any Agent, no commission will be payable to an Agent with respect to such sale. These provisions shall not limit Section 4(f) hereof or any similar provision included in any Terms Agreement.

     Procedural details relating to the issue and delivery of Securities, the solicitation of offers to purchase Securities and the payment in each case therefor shall be as set forth in the Administrative Procedures attached hereto as Annex II as they may be amended from time to time by written agreement between the Agents and the Company (the "Administrative Procedures"), it being understood that the provisions of the Administrative Procedures shall apply to all transactions contemplated hereby other than those made pursuant to a Terms Agreement. Each Agent and the Company agree to perform the respective duties and obligations specifically provided to be performed by each of them in the Administrative Procedures. The Company will furnish to the Trustee a copy of the Administrative Procedures as from time to time in effect.

     The Company reserves the right, in its sole discretion, to instruct the Agents to suspend at any time for any period of time or permanently, the solicitation of offers to purchase the Securities. As soon as practicable, but in any event not later than one business day in New York City, after receipt of notice from the Company, the Agents will suspend solicitation of offers to purchase Securities from the Company until such time as the Company has advised the Agents that such solicitation may be resumed.

     The Company agrees to pay each Agent a commission (which may be in the form of a discount), at the time of settlement of any sale of a Security by the Company as a result of a solicitation made by such Agent, in an amount equal to the following applicable percentage of the principal amount of such Security sold:

Range of Maturities                     Commission (percentage of
-------------------------------------  aggregate principal amount of Securities sold)
                                       ---------------------------

From 9 months to less than 1 year                 .125%
From 1 year to less than 18 months                .150%
From 18 months to less than 2 years               .200%
From 2 years to less than 3 years                 .250%
From 3 years to less than 4 years                 .350%
From 4 years to less than 5 years                 .450%
From 5 years to less than 6 years                 .500%
From 6 years to less than 7 years                 .550%
From 7 years to less than 10 years                .600%
From 10 years to less than 15 years               .625%
From 15 years to less than 20 years               .675%
From 20 years to 30 years                         .750%

     Commissions with respect to Securities with stated maturities in excess of 30 years that are sold through an Agent will be negotiated between the Company and such Agent at the time of sale.


     (b) Each sale of Securities to any Agent as principal shall be made in accordance with the terms of this Agreement and (unless such Agent shall otherwise agree) a Terms Agreement which will provide for the sale of such Securities to, and the purchase thereof by, such Agent. A Terms Agreement may also specify certain provisions relating to the reoffering of such Securities by such Agent. The commitment of any Agent to purchase Securities as principal, whether pursuant to any Terms Agreement or otherwise, shall be deemed to have been made on the basis of the representations and warranties of the Company herein contained and shall be subject to the terms and conditions herein set forth. Each Terms Agreement shall specify the principal amount of Securities to be purchased by any Agent pursuant thereto, the price to be paid to the Company for such Securities, any provisions relating to rights of, and default by, underwriters acting together with such Agent in the reoffering of the Securities and the time and date and place of delivery of, if applicable, and payment for such Securities. Such Terms Agreement shall also specify any requirements for opinions of counsel, accountants' letters and officers' certificates pursuant to
Section 4 hereof. Each Agent proposes to offer Securities purchased by it as principal for sale at prevailing market prices or prices related thereto at the time of sale, which may be equal to, greater than or less than the price at which such Securities are purchased by such Agent from the Company.

     For each sale of Securities to an Agent as principal that is not made pursuant to a Terms Agreement, the procedural details relating to the issue and delivery of such Securities and payment therefor shall be as set forth in the Administrative Procedures. For each such sale of Securities to an Agent as principal that is not made pursuant to a Terms Agreement, the Company agrees to pay such Agent a commission as provided in Section 2(a) hereof and in accordance with the schedule set forth therein.

     Each time and date of delivery of and payment for Securities to be purchased by an Agent as principal, whether set forth in a Terms Agreement or in accordance with the Administrative Procedures, is referred to herein as a "Time of Delivery."

     (c) Each Agent agrees, with respect to any Security denominated in a currency other than U.S. dollars, as agent, directly or indirectly, not to solicit offers to purchase, and as principal under any Terms Agreement or otherwise, directly or indirectly, not to offer, sell or deliver, such Security in, or to residents of, the country issuing such currency, except as permitted by applicable law.

     3. The documents required to be delivered pursuant to Section 6 hereof on the Commencement Date (as defined below) shall be delivered to the Agents at the offices of Sonnenschein Nath & Rosenthal, 8000 Sears Tower, Chicago, Illinois at 10:00 a.m., Chicago time, on the date of this Agreement, which date and time of such delivery may be postponed by agreement between the Agents and the Company but in no event shall be later than the day prior to the date on which solicitation of offers to purchase Securities is commenced or on which any Terms Agreement is executed (such time and date being referred to herein as the "Commencement Date").

     4. Industries and the Company jointly and severally covenant and agree with each Agent:

     (a) (i) To make no amendment or supplement to the Registration Statement or the Prospectus (A) after the date hereof but prior to the Commencement Date which shall be disapproved by any Agent promptly after reasonable notice thereof or (B) after the date of any Terms Agreement and prior to the related Time of Delivery which shall be disapproved by any Agent party to such Terms Agreement promptly after reasonable notice thereof, (ii) to prepare, with respect to any Securities to be sold pursuant to this Agreement, a Pricing Supplement with respect to such Securities in a form previously approved by the Agent which solicited the purchaser of such Securities and to file such Pricing Supplement pursuant to Rule 424(b)(3) under the Act not later than the close of business of the Commission on the fifth business day following the date on which such Pricing Supplement is first used, (iii) to make no amendment or supplement to the Registration Statement or Prospectus, other than any Pricing Supplement, at any other time prior to having afforded each Agent a reasonable opportunity to review and comment thereon, (iv) to file promptly all reports and any definitive proxy or information statements required to be filed by Industries or the Company with the Commission pursuant to Section 13(a), 13(c), 14 or 15(d) of the Exchange Act for so long as the delivery of a prospectus is required in connection with the offering or sale of the Securities, and during such same period to advise such Agent, promptly after the Company receives notice thereof, of the time when any amendment to the Registration Statement has been filed or has become effective or any supplement to the Prospectus or any amended Prospectus (other than any Pricing Supplement that relates to Securities not purchased through or by such Agent) has been filed with the Commission, of the issuance by the Commission of any stop order or of any order preventing or suspending the use of any prospectus relating to the Securities, of the suspension of the qualification of the Securities for offering or sale in any jurisdiction, of the initiation or threatening of any proceeding for any such purpose or of any request by the Commission for the amendment or supplement of the Registration Statement or Prospectus or for additional information and (v) in the event of the issuance of any such stop order or of any such order preventing or suspending the use of any such prospectus or suspending any such qualification, to use promptly its best efforts to obtain its withdrawal.

     (b) Promptly from time to time to take such action as such Agent may reasonably request to qualify the Securities for offering and sale under the securities laws of such jurisdictions as such Agent may request and to comply with such laws so as to permit the continuance of sales and dealings therein for as long as may be necessary to complete the distribution or sale of the Securities; provided, however, that in connection therewith neither Industries nor the Company shall be required to qualify as a foreign corporation or to file a general consent to service of process in any jurisdiction.

     (c) To furnish such Agent copies of the Registration Statement and each amendment thereto, and copies of the Prospectus as each time amended or supplemented, other than any Pricing Supplement (except as provided in the Administrative Procedures), in the form in which it is filed with the Commission pursuant to Rule 424 under the Act, and with copies of the documents incorporated by reference therein, all in such quantities as such Agent may reasonably request from time to time; and, if the delivery of a prospectus is required at any time in connection with the offering or sale of the Securities (including Securities purchased from the Company by such Agent as principal) and if at such time any event shall have occurred as a result of which the Prospectus as then amended or supplemented would include an untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of circumstances under which they were made when such Prospectus is delivered, not misleading, or, if for any other reason it shall be necessary during such same period to amend or supplement the Prospectus or to file under the Exchange Act any document incorporated by reference in the Prospectus in order to comply with the Act, the Exchange Act or the Trust Indenture Act, to notify such Agent and request such Agent, in its capacity as agent of the Company, to suspend solicitation of offers to purchase Securities from the Company (and if so notified, such Agent shall cease such solicitations as soon as practicable, but in any event not later than one business day later); and if the Company shall decide to amend or supplement the Registration Statement or the Prospectus as then amended or supplemented, to so advise such Agent promptly by telephone (with confirmation in writing) and to prepare and cause to be filed promptly with the Commission an amendment or supplement to the Registration Statement or the Prospectus as then amended or supplemented that will correct such statement or omission or effect such compliance, provided, however, that if during such same period such Agent continues to own Securities purchased from the Company by such Agent as principal or such Agent is otherwise required to deliver a prospectus in respect of transactions in the Securities, the Company shall promptly prepare and file with the Commission such an amendment or supplement.

     (d) To make generally available to its securityholders as soon as practicable, but in any event not later than eighteen months after the effective date of the Registration Statement (as defined in Rule 158(c) under the Act), earning statements of Industries and its subsidiaries and of the Company (which need not be audited) complying with Section 11(a) of the Act and the rules and regulations of the Commission thereunder (including, at the option of Industries, Rule 158);

     (e) So long as any Securities are outstanding, to furnish to such Agent copies of all reports or other communications (financial or other) furnished to shareholders of Industries, and deliver to such Agent (i) as soon as they are available, copies of any reports and financial statements of Industries furnished to or filed with the Commission or any national securities exchange on which any class of securities of Industries is listed, and (ii) such additional information concerning the business and financial condition of Industries and its subsidiaries as such Agent may from time to time reasonably request (such financial statements to be on a consolidated basis to the extent the accounts of Industries and its subsidiaries are consolidated in reports furnished to its shareholders generally or to the Commission).

     (f) That, from the date of any Terms Agreement with such Agent and continuing to and including the later of (i) the termination of the trading restrictions for the Securities purchased thereunder, as notified to the Company by such Agent and (ii) the related Time of Delivery, the Company will not, without the prior written consent of such Agent, offer, sell, contract to sell or otherwise dispose of any debt securities of the Company which both mature more than nine months after such Time of Delivery and are substantially similar to the Securities.

     (g) That each acceptance by the Company of an offer to purchase Securities hereunder (including any purchase by such Agent as principal not pursuant to a Terms Agreement), and each execution and delivery by the Company of a Terms Agreement with such Agent, shall be deemed to be an affirmation to such Agent that the representations and warranties of the Company contained in or made pursuant to this Agreement are true and correct as of the date of such acceptance or of such Terms Agreement, as the case may be, as though made at and as of such date, and an undertaking that such representations and warranties will be true and correct as of the settlement date for the Securities relating to such acceptance or as of the Time of Delivery relating to such sale, as the case may be, as though made at and as of such date (except that such representations and warranties shall be deemed to relate to the Registration Statement and the Prospectus as amended and supplemented relating to such Securities).

     (h) That reasonably in advance of each time the Registration Statement or the Prospectus shall be amended or supplemented (other than by a Pricing Supplement) and each time a document filed under the Act or the Exchange Act is incorporated by reference into the Prospectus, and each time the Company sells Securities to such Agent as principal and the applicable Terms Agreement specifies the delivery of an opinion or opinions by Sonnenschein Nath & Rosenthal, counsel to the Agents, as a condition to the purchase of Securities pursuant to such Terms Agreement, the Company shall furnish to such counsel such papers and information as they may reasonably request to enable them to furnish to such Agent the opinion or opinions referred to in Section 6(b) hereof.

     (i) That each time the Registration Statement or the Prospectus shall be amended or supplemented (other than by a Pricing Supplement), each time a document filed under the Act or the Exchange Act is incorporated by reference into the Prospectus, and each time the Company sells Securities to such Agent as principal and the applicable Terms Agreement specifies the delivery of an opinion under this Section 4(i) as a condition to the purchase of Securities pursuant to such Terms Agreement, the Company shall furnish or cause to be furnished forthwith to such Agent a written opinion of Schiff Hardin & Waite, counsel for the Company, or other counsel for the Company satisfactory to such Agent, dated the date of such amendment, supplement, incorporation or Time of Delivery relating to such sale, as the case may be, in form satisfactory to such Agent, to the effect that such Agent may rely on the opinion of such counsel referred to in Section 6(c) hereof which was last furnished to such Agent to the same extent as though it were dated the date of such letter authorizing reliance (except that the statements in such last opinion shall be deemed to relate to the Registration Statement and the Prospectus as amended and supplemented to such date) or, in lieu of such opinion, an opinion of the same tenor as the opinion of such counsel referred to in Section 6(c) hereof but modified to relate to the Registration Statement and the Prospectus as amended and supplemented to such date.

     (j) That each time the Registration Statement or the Prospectus shall be amended or supplemented and each time that a document filed under the Act or the Exchange Act is incorporated by reference into the Prospectus, in either case to set forth financial information included in or derived from Industries' consolidated financial statements or accounting records, and each time the Company sells Securities to such Agent as principal and the applicable Terms Agreement specifies the delivery of a letter under this Section 4(j) as a condition to the purchase of Securities pursuant to such Terms Agreement, the Company shall cause the independent certified public accountants who have certified the financial statements of Industries and its subsidiaries included or incorporated by reference in the Registration Statement forthwith to furnish such Agent a letter, dated the date of such amendment, supplement, incorporation or Time of Delivery relating to such sale, as the case may be, in form satisfactory to such Agent, of the same tenor as the letter referred to in
Section 6(d) hereof but modified to relate to the Registration Statement and the Prospectus as amended or supplemented to the date of such letter, with such changes as may be necessary to reflect changes in the financial statements and other information derived from the accounting records of Industries and its subsidiaries, to the extent such financial statements and other information are available as of a date not more than five business days prior to the date of such letter; provided, however, that, with respect to any financial information or other matter, such letter may reconfirm as true and correct at such date as though made at and as of such date, rather than repeat, statements with respect to such financial information or other matter made in the letter referred to in
Section 6(d) hereof which was last furnished to such Agent.

     (k) That each time the Registration Statement or the Prospectus shall be amended or supplemented (other than by a Pricing Supplement), each time a document filed under the Act or the Exchange Act is incorporated by reference into the Prospectus, and each time the Company sells Securities to such Agent as principal and the applicable Terms Agreement specifies the delivery of a certificate under this Section 4(k) as a condition to the purchase of Securities pursuant to such Terms Agreement, the Company shall furnish or cause to be furnished forthwith to such Agent a certificate, dated the date of such supplement, amendment, incorporation or Time of Delivery relating to such sale, as the case may be, in such form and executed by such officers of the Company as shall be satisfactory to such Agent, to the effect that the statements contained in the certificates referred to in Section 6(i) hereof which was last furnished to such Agent are true and correct at such date as though made at and as of such date (except that such statements shall be deemed to relate to the Registration Statement and the Prospectus as amended and supplemented to such date) or, in lieu of such certificate, certificates of the same tenor as the certificates referred to in said Section 6(i) but modified to relate to the Registration Statement and the Prospectus as amended and supplemented to such date.

     (l) To offer to any person who has agreed to purchase Securities as the result of an offer to purchase solicited by such Agent the right to refuse to purchase and pay for such Securities if, on the related settlement date fixed pursuant to the Administrative Procedures, any condition set forth in the introductory language of Section 6 and in Section 6(a), 6(e), 6(f) or 6(g) hereof shall not have been satisfied (it being understood that the judgment of such person with respect to the impracticability or inadvisability of such purchase of Securities shall be substituted, for purposes of this Section 4(l), for the respective judgments referred to therein of an Agent with respect to certain matters referred to in such introductory language of Section 6 and in such Sections 6(a), 6(e) and 6(g), and that such Agent shall have no duty or obligation whatsoever to exercise the judgment permitted under such introductory language of Section 6 and in such Sections 6(a), 6(e) and 6(g) on behalf of any such person).

     (m) So long as any Securities are outstanding, to promptly notify the Agents of (i) any change in the rating accorded any of Industries', Northern Indiana's or the Company's debt securities by any "nationally recognized statistical rating organization," as that term is defined by the Commission for purposes of Rule 436(g)(2) under the Act; (ii) the public announcement of any such rating organization that it has under surveillance or review its rating of any of Industries', Northern Indiana's or the Company's debt securities; (iii) any change in the consolidated share capital or long-term debt of Industries or any of its subsidiaries or any change, or any development involving a prospective change, in or affecting the general affairs, management, financial position, shareholders' equity or results of operations of Industries and or affecting the general affairs, management, financial position, shareholders' equity or results of operations of Industries and its subsidiaries, otherwise than as set forth or contemplated in the Prospectus, the effect of which could reasonably be expected to have a Material Adverse Effect.

     5. The Company and Industries jointly and severally covenant and agree with each Agent that the Company will pay or cause to be paid the following: (i) the fees, disbursements and expenses of Industries' and the Company's counsel and accountants in connection with the registration of the Securities under the Act and all other expenses in connection with the preparation, printing and filing of the Registration Statement, any Preliminary Prospectus, the Prospectus and Pricing Supplements and all other amendments and supplements thereto and the mailing and delivering of copies thereof to such Agent; (ii) the fees, disbursements and expenses of counsel for the Agents in connection with the establishment of the program contemplated hereby, any opinions to be rendered by such counsel hereunder and the transactions contemplated hereunder; (iii) the out-of-pocket expenses of such Agent; (iv) the cost of printing, producing or reproducing this Agreement, any Terms Agreement, any Indenture, any Blue Sky and Legal Investment Memoranda and any other documents in connection with the offering, purchase, sale and delivery of the Securities; (v) all expenses in connection with the qualification of the Securities for offering and sale under state securities laws as provided in Section 4(b) hereof, including fees and disbursements of counsel for the Agents in connection with such qualification and in connection with the Blue Sky and Legal Investment Memoranda; (vi) any fees charged by securities rating services for rating the Securities; (vii) any filing fees incident to, and the fees and disbursements of counsel for the Agents in connection with, any required review by the National Association of Securities Dealers, Inc. of the terms of the sale of the Securities; (viii) the cost of preparing the Securities; (ix) the fees and expenses of any Trustee and any agent of any Trustee and any transfer or paying agent of the Company and the fees and disbursements of counsel for any Trustee or such agent in connection with any Indenture and the Securities; (x) any advertising expenses connected with the solicitation of offers to purchase and the sale of Securities so long as such advertising expenses have been approved by the Company; and (xi) all other costs and expenses incident to the performance of the Company's and Industries' respective obligations hereunder which are not otherwise specifically provided for in this Section. Except as provided in Sections 7 and 8 hereof, each Agent shall pay all other expenses it incurs.

     6. The obligation of any Agent, as agent of the Company, at any time ("Solicitation Time") to solicit offers to purchase the Securities and the obligation of any Agent to purchase Securities as principal, pursuant to any Terms Agreement or otherwise, shall in each case be subject in such Agent's discretion, to the condition that all representations and warranties and other statements of the Company and Industries herein (and, in the case of an obligation of an Agent under a Terms Agreement, in or incorporated in such Terms Agreement by reference) are true and correct at and as of the Commencement Date and any applicable date referred to in Section 4(k) hereof that is prior to such Solicitation Time or Time of Delivery, as the case may be, and at and as of such Solicitation Time or Time of Delivery, as the case may be (except that the representations and warranties herein shall be deemed to relate to the Registration Statement and the Prospectus as amended and supplemented through such applicable date), the condition that prior to such Solicitation Time or Time of Delivery, as the case may be, the Company shall have performed all of its obligations hereunder theretofore to be performed and the following additional conditions precedent:

     (a) (i) With respect to any Securities sold at or prior to such Solicitation Time or Time of Delivery, as the case may be, the Prospectus as amended or supplemented (including the Pricing Supplement) with respect to such Securities, shall have been filed with the Commission pursuant to Rule 424(b) under the Act within the applicable time period prescribed for such filing by the rules and regulations under the Act and in accordance with Section 4(a) hereof; (ii) no stop order suspending the effectiveness of the Registration Statement shall have been issued and no proceeding for that purpose shall have been initiated or threatened by the Commission; and (iii) all requests for additional information on the part of the Commission shall have been complied with to the reasonable satisfaction of such Agent.

     (b) Sonnenschein Nath & Rosenthal, counsel to the Agents, shall have furnished to such Agent (i) such opinion or opinions, dated the Commencement Date, with respect to the incorporation of the Company, the validity of the Indenture, the Securities, the Registration Statement, the Prospectus as amended or supplemented and other related matters as such Agent may reasonably request, and (ii) if and to the extent requested by such Agent, with respect to each applicable date referred to in Section 4(a) hereof that is on or prior to such Solicitation Time or Time of Delivery, as the case may be, an opinion or opinions, dated such applicable date, to the effect that such Agent may rely on the opinion or opinions which were last furnished to such Agent pursuant to this Section 6(b) to the same extent as though it or they were dated the date of such letter authorizing reliance (except that the statements in such last opinion or opinions shall be deemed to relate to the Registration Statement and the Prospectus as amended and supplemented to such date) or, in any case, in lieu of such an opinion or opinions, an opinion or opinions of the same tenor as the opinion or opinions referred to in clause (i) but modified to relate to the Registration Statement and the Prospectus as amended and supplemented to such date; and in each case such counsel shall have received such papers and information as they may reasonably request to enable them to pass upon such matters.

     (c) Schiff Hardin & Waite, counsel for the Company, or other counsel for the Company satisfactory to such Agent, shall have furnished to such Agent their written opinions, dated the Commencement Date and each applicable date referred to in Section 4(i) hereof that is on or prior to such Solicitation Time or Time of Delivery, as the case may be, in form and substance satisfactory to such Agent to the effect that:

          (i) Each of Industries, Northern Indiana and the Company has been duly incorporated and is validly existing as a corporation in good standing under the laws of the State of Indiana, with respective power and authority (corporate and other) to own its properties and conduct its business as described in the Prospectus.

          (ii) Industries has an authorized capitalization as set forth in the Prospectus; all of the issued capital shares of Industries and each wholly-owned subsidiary of Industries have been duly and validly authorized and issued and are fully paid and non-assessable; and all of the issued common shares of Northern Indiana and all the issued capital shares of the Company and each other Significant Subsidiary of Industries (except for directors' qualifying shares and as set forth or incorporated by reference in the Registration Statement) are owned directly or indirectly by Industries, free and clear of all liens, encumbrances, equities or claims.

          (iii) Each of Industries, Northern Indiana and the Company has been duly qualified as a foreign corporation for the transaction of business and is in good standing under the laws of each other jurisdiction in which it owns or leases properties, or conducts any business, so as to require such qualification, or is subject to no material liability or disability by reason of the failure to be so qualified in any such jurisdiction; and each other Significant Subsidiary of Industries has been duly incorporated and is validly existing as a corporation in good standing under the laws of its jurisdiction of incorporation (such counsel being entitled to rely in respect of the opinion in this clause upon opinions of local counsel and in respect of matters of fact upon certificates of officers of Industries or its subsidiaries, provided that such counsel shall state that they believe that both you and they are justified in relying upon such opinions and certificates).

          (iv) To the best of such counsel's knowledge, other than as set forth in the Prospectus, there are no legal or governmental proceedings pending to which Industries or any of its subsidiaries is a party or to which any property of Industries or any of its subsidiaries is subject which, if determined adversely to Industries or any of its subsidiaries, would individually or in the aggregate have a material adverse effect on the consolidated financial position, shareholders' equity or results of operations of Industries and its subsidiaries; and, to the best of such counsel's knowledge, no such proceedings are threatened or contemplated by governmental authorities or threatened by others.

          (v) Each of this Agreement and the Support Agreement has been duly authorized, executed and delivered by each of Industries and the Company and constitutes a valid and legally binding obligation, enforceable against each in accordance with its terms, subject, as to enforcement, (a) in the case of both this Agreement and the Support Agreement, to bankruptcy, insolvency, reorganization, moratorium, fraudulent transfer and other laws of general applicability relating to or affecting creditors' rights and to general equity principles and (b) in the case of this Agreement, to any limitations by reason of public policy considerations on the enforcement under certain circumstances of the indemnity provisions thereof.

          (vi) The Indenture has been duly authorized, executed and delivered by the Company and Industries and constitutes a valid and legally binding instrument, enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization, moratorium, fraudulent transfer and other laws of general applicability relating to or affecting creditors' rights and to general equity principles; and the Indenture has been duly qualified under the Trust Indenture Act.

          (vii) The Securities have been duly and validly authorized by all necessary corporate action; the Securities, when duly executed, authenticated, issued and delivered pursuant to the terms of the Indenture, this Agreement and any applicable Terms Agreement against payment of the agreed consideration therefor, will be valid and legally binding obligations of the Company entitled to the benefits provided by the Support Agreement and the Indenture and will be enforceable obligations of the Company in accordance with their terms, except as enforcement thereof may be limited by bankruptcy, insolvency, reorganization, moratorium, fraudulent transfer or other similar laws relating to or affecting enforcement of creditors' rights or by general equity principles; the Securities and the Indenture conform as to legal matters with the statements concerning them made in the Prospectus, and such statements accurately set forth the matters respecting the Securities and the Indenture required to be set forth in the Prospectus.

          (viii) The execution and delivery of this Agreement, any applicable Terms Agreement and the Indenture, the compliance by each of the Company and Industries with all of the provisions of the Securities, the Indenture, the Support Agreement, this Agreement and any applicable Terms Agreement, and the consummation of the transactions herein and therein contemplated, will not conflict with or result in a breach or violation of any terms or provisions of, or constitute a default under, any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument known to such counsel to which Industries or any of its Significant Subsidiaries is a party or by which Industries or any of its Significant Subsidiaries is bound or to which any of the property or assets of Industries or any of its Significant Subsidiaries is subject, nor will such actions result in any violation of the provisions of the Articles of Incorporation or the By-Laws of Industries or any of its Significant Subsidiaries, or any statute, rule or regulation, or any order known to such counsel of any court or governmental agency or body having jurisdiction over Industries or any of its Significant Subsidiaries or any of their properties.

          (ix) No consent, approval, authorization, order, registration or qualification of or with any such court or governmental agency or body is required for the issue and sale of the Securities or the consummation by Industries or the Company of the transactions contemplated by this Agreement, any applicable Terms Agreement, the Support Agreement or the Indenture, except such as have been obtained under the Act and the Trust Indenture Act and such consents, approvals, authorizations, registrations or qualifications as may be required under state securities or Blue Sky laws in connection with the solicitation by any Agent of offers to purchase Securities from the Company and with purchases of Securities by such Agent as principal, as the case may be.

          (x) The documents incorporated by reference in the Prospectus or any further amendment or supplement thereto made by Industries or the Company prior to the Time of Delivery (other than the financial statements and related schedules therein, as to which such counsel need express no opinion), when they became effective or were filed with the Commission, as the case may be, complied as to form in all material respects with the requirements of the Act or the Exchange Act, as applicable, and the rules and regulations of the Commission thereunder.

          (xi) Giving effect to the interpretations of the requirements of the Act reflected in the No-Action Request and the Staff Response, the Registration Statement and the Prospectus and any further amendments and supplements thereto made by Industries or the Company prior to the Time of Delivery (other than the financial statements and related schedules therein, as to which such counsel need express no opinion) comply as to form in all material respects with the requirements of the Act and the Trust Indenture Act and the rules and regulations thereunder.

          (xii) This Agreement and any applicable Terms Agreement have been duly authorized, executed and delivered by the Company.

          (xiii) The statements made in the Prospectus under the captions "Description of Notes" and "Certain United States Federal Income Tax Consequences" and any other statements which are stated therein to have been made on the basis of the opinion of said counsel have been reviewed by said counsel and, as to matters of law and legal conclusions, are correct in all material respects.

     Such counsel shall also advise the Agents that although such counsel is not passing upon and assumes no responsibility or liability for the accuracy, completeness or fairness of the statements contained in the documents incorporated by reference in the Prospectus or any further amendment or supplement thereto made by Industries or the Company prior to the Time of Delivery (other than the financial statements and related schedules therein, as to which such counsel need express no opinion), they have no reason to believe that any of such documents, when such documents became effective or were filed with the Commission, as the case may be, contained, in the case of a registration statement which became effective under the Act, an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading, or, in the case of other documents which were filed under the Act or the Exchange Act with the Commission, an untrue statement of a material fact or omitted to state a material fact necessary in order to make the statements therein, in light of the circumstances under which they were made when such documents were so filed, not misleading.

     Such counsel shall also advise the Agents that although such counsel is not passing upon and assumes no responsibility or liability for the accuracy, completeness or fairness of the statements contained in the Registration Statement and the Prospectus and any further amendments and supplements thereto made by Industries or the Company prior to the Time of Delivery (other than the financial statements and related schedules therein, as to which such counsel need express no opinion), they have no reason to believe that, as of its effective date, the Registration Statement or any further amendment thereto made by Industries or the Company prior to the Time of Delivery (other than the financial statements and related schedules therein, as to which such counsel need express no opinion) contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading or that, as of its date, the Prospectus or any further amendment or supplement thereto made by Industries or the Company prior to the Time of Delivery (other than the financial statements and related schedules therein, as to which such counsel need express no opinion) contained an untrue statement of a material fact or omitted to state a material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading or that, as of the Time of Delivery either the Registration Statement or the Prospectus or any further amendment or supplement thereto made by Industries or the Company prior to the Time of Delivery (other than the financial statements and related schedules therein, as to which such counsel need express no opinion) contains an untrue statement of a material fact or omits to state a material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; and they do not know of any amendment to the Registration Statement required to be filed or of any contracts or other documents of a character required to be filed as an exhibit to the Registration Statement or required to be incorporated by reference into the Prospectus or required to be described in the Registration Statement or the Prospectus which are not filed or incorporated by reference or described as required.

     (d) Not later than 10:00 a.m., New York City time, on the Commencement Date and on each applicable date referred to in Section 4(j) hereof that is on or prior to such Solicitation Time or Time of

Delivery, as the case may be, the independent certified public accountants who have certified the financial statements of the Company and its subsidiaries included or incorporated by reference in the Registration Statement shall have furnished to such Agent a letter, dated the Commencement Date or such applicable date, as the case may be, in form and substance satisfactory to such Agent, to the effect set forth in Annex III hereto.

     (e) (i) Neither Industries nor any of its subsidiaries shall have sustained since the date of the latest audited financial statements included or incorporated by reference in the Prospectus any loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree, otherwise than as set forth or contemplated in the Prospectus, and
(ii) since the respective dates as of which information is given in the Prospectus there shall not have been any change in the consolidated share capital or long-term debt of Industries or any of its subsidiaries or any change, or any development involving a prospective change, in or affecting the general affairs, management, financial position, shareholders' equity or results of operations of Industries and its subsidiaries, otherwise than as set forth or contemplated in the Prospectus, the effect of which, in any such case described in Clause (i) or (ii), is in the judgment of such Agent so material and adverse as to make it impracticable or inadvisable to proceed with the solicitation by such Agent of offers to purchase Securities from the Company or the purchase by such Agent of Securities from the Company as principal, as the case may be, on the terms and in the manner contemplated by the Prospectus.

     (f) On or after the date hereof (i) no downgrading shall have occurred in the rating accorded any of Industries', Northern Indiana's or the Company's debt securities by any "nationally recognized statistical rating organization," as that term is defined by the Commission for purposes of Rule 436(g)(2) under the Act and (ii) no such organization shall have publicly announced that it has under surveillance or review, with possible negative implications, its rating of any of Industries', Northern Indiana's or the Company's debt securities.

     (g) There shall not have occurred any of the following: (i) a suspension or material limitation in trading in securities generally on the New York Stock Exchange; (ii) a suspension or material limitation in trading of any securities of the Company or Industries on any securities exchange; (iii) a general moratorium on commercial banking activities in New York or Illinois declared by either Federal or State authorities; or (iv) the outbreak or escalation of hostilities or the declaration by the United States of a national emergency or war, or any change in financial markets or any calamity or crisis, if the effect of any such event specified in the clause in the judgment of such Agent makes it impracticable or inadvisable to proceed with the solicitation of offers to purchase Securities or the purchase of Securities from the Company as principal, pursuant to the applicable Terms Agreement or otherwise, as the case may be, on the terms and in the manner contemplated by the Prospectus as amended or supplemented.

     (h) With respect to any Security denominated in a currency other than the U.S. dollar, more than one currency or a composite currency or any Security the principal or interest of which is indexed to such currency, currencies or composite currency, there shall not have occurred a suspension or material limitation in foreign exchange trading in such currency, currencies or composite currency by a major international bank, a general moratorium on commercial banking activities in the country or countries issuing such currency, currencies or composite currency, the outbreak or escalation of hostilities involving, the occurrence of any material adverse change in the existing financial, political or economic conditions of, or the declaration of war or a national emergency by, the country or countries issuing such currency, currencies or composite currency or the imposition or proposal of exchange controls by any governmental authority in the country or countries issuing such currency, currencies or composite currency.

     (i) Each of Industries and the Company shall have furnished or caused to be furnished to such Agent certificates of officers of Industries and the Company dated the Commencement Date and each applicable date referred to in
Section 4(k) hereof that is on or prior to such Solicitation Time or Time of Delivery, as the case may be, in such form and executed by such officers of the Company as shall be satisfactory to such Agent, as to the accuracy of the representations and warranties of Industries and the Company herein at and as of the Commencement Date or such applicable date, as the case may be (except that the representations and warranties herein shall be deemed to relate to the Registration Statement and the Prospectus as amended and supplemented through such applicable date or, in the case of an obligation of an Agent under a Terms Agreement, to the Registration Statement and the Prospectus as described therein), as to the performance by Industries and the Company of all of their respective obligations hereunder to be performed at or prior to the Commencement Date or such applicable date, as the case may be, as to the matters set forth in subsections (a), (e), (f) and (g) of this Section 6; and as to such other matters as such Agent may reasonably request.

     7. (a) Industries and the Company will jointly and severally indemnify and hold harmless each Agent against any losses, claims, damages or liabilities, joint or several, to which such Agent may become subject, under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in any Preliminary Prospectus, the Registration Statement (including the Form T-1), the Prospectus or any other prospectus relating to the Securities, or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse such Agent for any legal or other expenses reasonably incurred by it in connection with investigating or defending any such action or claim as such expenses are incurred; provided, however, that neither the Company nor Industries shall be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in any Preliminary Prospectus, the Registration Statement, the Prospectus or any other prospectus relating to the Securities, or any such amendment or supplement, in reliance upon and in conformity with written information furnished to the Company or Industries by such Agent expressly for use therein.

     (b) Each Agent will indemnify and hold harmless the Company and Industries against any losses, claims, damages or liabilities to which the Company or Industries may become subject, under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in any Preliminary Prospectus, the Registration Statement, the Prospectus, the Prospectus as amended or supplemented or any other prospectus relating to the Securities, or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in any Preliminary Prospectus, the Registration Statement, the Prospectus, the Prospectus as amended or supplemented or any other prospectus relating to the Securities, or any such amendment or supplement thereto, in reliance upon and in conformity with written information furnished to the Company or Industries by such Agent expressly for use therein; and will reimburse the Company or Industries, as the case may be, for any legal or other expenses reasonably incurred by it in connection with investigating or defending any such action or claim as such expenses are incurred.

     (c)  Promptly after receipt by an indemnified party under subsection (a) or
(b) above of notice of the commencement of any action, such indemnified party shall, if a claim in respect thereof is to be made against the indemnifying party under such subsection, notify the indemnifying party in writing of the commencement thereof, but the omission so to notify the indemnifying party shall not relieve it from any liability which it may have to any indemnified party otherwise than under such subsection. In case any such action shall be brought against any indemnified party and it shall notify the indemnifying party of the commencement thereof, the indemnifying party shall be entitled to participate therein and, to the extent that it shall wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel satisfactory to such indemnified party (who shall not, except with the consent of the indemnified party, be counsel to the indemnifying party), and after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party shall not be liable to such indemnified party under such subsection for any legal expenses of other counsel or any other expenses, in each case subsequently incurred by such indemnified party, in connection with the defense thereof other than reasonable costs of investigation. No indemnifying party shall, without the prior written consent of the indemnified party, effect any settlement of any pending or threatened proceeding in respect of which any indemnified party was or could have been a party and indemnity could have been sought hereunder by such indemnified party, unless such settlement includes an unconditional release of such indemnified party from all liability and claims that are the subject matter of such proceeding.

     (d) If the indemnification provided for in this Section 7 is unavailable to or insufficient to hold harmless an indemnified party under subsection (a) or
(b) above in respect of any losses, claims, damages or liabilities (or actions in respect thereof), referred to therein, then each indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages or liabilities (or actions in respect thereof) in such proportion as is appropriate to reflect the relative benefits received by the Company and Industries on the one hand and each Agent on the other from the offering of the Securities to which such loss, claim, damage or liability (or action in respect thereof) relates. If, however, the allocation provided by the immediately preceding sentence is not permitted by applicable law or if the indemnified party failed to give the notice required under subsection (c) above, then each indemnifying party shall contribute to such amount paid or payable by such indemnified party in such proportion as is appropriate to reflect not only such relative benefits but also the relative fault of the Company and Industries on the one hand and each Agent on the other in connection with the statements or omissions which resulted in such losses, claims, damages or liabilities (or actions in respect thereof), as well as any other relevant equitable considerations. The relative benefits received by the Company and Industries on the one hand and each Agent on the other shall be deemed to be in the same proportion as the total net proceeds from the sale of Securities (before deducting expenses) received by the Company bear to the total commissions or discounts received by such Agent in respect thereof. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact required to be stated therein or necessary in order to make the statements therein not misleading relates to information supplied by the Company or Industries on the one hand or by any Agent on the other and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The Company, Industries and each Agent agree that it would not be just and equitable if contribution pursuant to this subsection (d) were determined by per capita allocation (even if all Agents were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to above in this subsection (d). The amount paid or payable by an indemnified party as a result of the losses, claim, damages or liabilities (or actions in respect thereof) referred to above in this subsection (d) shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this subsection (d), an Agent shall not be required to contribute any amount in excess of the amount by which the total public offering price at which the Securities purchased by or through it were sold exceeds the amount of the damages which such Agent has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The obligations of each of the Agents under this subsection (d) and any similar provision of any agreement contemplated by Section 2(a) hereof to contribute are several in proportion to the respective purchases made by or through it to which such loss, claim, damage or liability (or action in respect thereof) relates and are not joint.

     (e) The obligations of the Company and Industries under this Section 7 shall be in addition to any liability which they may otherwise have and shall extend, upon the same terms and conditions to each person, if any, who controls any Agent within the meaning of the Act; and the obligations of each Agent under this Section 7 shall be in addition to any liability which such Agent may otherwise have and shall extend, upon the same terms and conditions, to each officer and director of the Company and Industries and to each person, if any, who controls the Company or Industries within the meaning of the Act.

     8. Each Agent, in soliciting offers to purchase Securities from the Company and in performing the other obligations of such Agent hereunder (other than in respect of any Terms Agreement), is acting solely as agent for the Company and not as principal. Each Agent will make reasonable efforts to assist the Company in obtaining performance by each purchaser whose offer to purchase Securities from the Company was solicited by such Agent and has been accepted by the Company but such Agent shall not have any liability to the Company in the event such purchase is not consummated for any reason. If the Company shall default on its obligation to deliver Securities to a purchaser whose offer it has accepted, the Company shall (i) hold each Agent harmless against any loss, claim or damage arising from or as a result of such default by the Company and (ii) notwithstanding such default, pay to the Agent that solicited such offer any commission to which it would be entitled in connection with such sale.

     9. The respective indemnities, agreements, representations, warranties and other statements by any Agent, the Company and Industries set forth in or made pursuant to this Agreement shall remain in full force and effect regardless of any investigation (or any statement as to the results thereof) made by or on behalf of any Agent or any controlling person of any Agent, the Company or Industries, or any officer or director or any controlling person of the Company or Industries, and shall survive each delivery of and payment for any of the Securities.

     10. (a) The provisions of this Agreement relating to the solicitation of offers to purchase Securities from the Company may be suspended or terminated at any time by the Company as to any Agent or by any Agent as to such Agent upon the giving of written notice of such suspension or termination to such Agent or the Company, as the case may be. In the event of such suspension or termination with respect to any Agent, (i) this Agreement shall remain in full force and effect with respect to any Agent as to which such suspension or termination has not occurred, (ii) this Agreement shall remain in full force and effect with respect to the rights and obligations of any party which have previously accrued or which relate to Securities which are already issued, agreed to be issued or the subject of a pending offer at the time of such suspension or termination (including any Securities held by an Agent as principal) and (iii) in any event, this Agreement shall remain in full force and effect insofar as the fourth paragraph of Section 2(a), Section 4(d), Section 4(e), Section 5, Section 7,
Section 8 and Section 9 hereof are concerned.

     (b) Without limiting the provisions of clause (a) above, and in any event subject to the provisions of clause (a)(iii) above, this Agreement may be terminated at any time by the Company as to any Agent or by any Agent upon the giving of written notice of such termination to such Agent or the Company, as the case may be.

     (c) In the event of any suspension of the provisions of this Agreement relating to the solicitation of offers to purchase securities by all of the Agents, the obligations of Industries and the Company under Section 4(h), 4(i), 4(j) and 4(k) shall cease during the pendency of such suspension, provided that prior to any termination of such suspension Industries and the Company shall furnish the deliveries required under Sections 4(h), 4(i), 4(j) and 4(k) as of the time then most recently required thereunder.

     11. Except as otherwise specifically provided herein or in the Administrative Procedures, all statements, requests, notices and advices hereunder shall be in writing, or by telephone if promptly confirmed in writing, and if to Goldman, Sachs & Co. shall be sufficient in all respects when delivered or sent by facsimile transmission or registered mail to Goldman, Sachs & Co., 85 Broad Street, New York, New York 10004, Facsimile Transmission No.
(212) 902-3000, Attention: Registration Department, and, if the notice to be delivered is a Pricing Supplement, to Goldman, Sachs & Co., 85 Broad Street, New York, New York 10004, Facsimile Transmission No. (212) 902-0658, Attention:
Karen Robertson, Medium-Term Note Trading Department, if to Merrill Lynch & Co. shall be sufficient in all respects when delivered or sent by facsimile transmission or registered mail to Merrill Lynch & Co., Merrill Lynch World Headquarters, World Financial Center, North Tower, 10th Floor, New York, New York 10281, Attention: MTN Product Management, Facsimile Transmission No.
(212) 449-2234 and, if the notice to be delivered is a Pricing Supplement, also to Merrill Lynch & Co.-Tritech Services, 40 Colonial Drive, Piscataway, New Jersey 08854, Attention: Final Prospectus Unit/Nachman Kimmerling, Facsimile Transmission No. (908) 878-6530, if to Morgan Stanley & Co. Incorporated shall be sufficient in all respects when delivered or sent by facsimile transmission or registered mail to Morgan Stanley & Co. Incorporated, 2nd Floor, 1585 Broadway, New York, New York 10036, Attention: Manager, Continuously Offered Products, Facsimile Transmission No. (212) 761-0780 and to Morgan Stanley & Co. Incorporated, 34th Floor, 1585 Broadway, New York, New York 10036, Attention:
Peter Cooper, Investment Banking Information Center, Facsimile Transmission No.
(212) 764-0260, and, if the notice to be delivered is a Pricing Supplement, to Morgan Stanley & Co. Incorporated, 2nd Floor, 1585 Broadway, New York, New York 10036, Attention: Carlos Cabrera, Medium-Term Note Trading Desk, Facsimile Transmission No. (212) 761-8846, and if to the Company shall be sufficient in all respects when delivered or sent by facsimile transmission or registered mail to Northern Indiana Public Service Company, 5265 Hohman Avenue, Hammond, Indiana 46320, Attention: Francis
P. Girot, Jr., Treasurer, Facsimile Transmission No. (219) 853-5352.

     12. This Agreement and any Terms Agreement shall be binding upon, and inure solely to the benefit of each Agent, the Company and Industries, and to the extent provided in Section 7, Section 8 and Section 9 hereof, the officers and directors of the Company and Industries and any person who controls any Agent, the Company or Industries, and their respective personal representatives, successors and assigns, and no other person shall acquire or have any right under or by virtue of this Agreement or any Terms Agreement. No purchaser of any of the Securities through or from any Agent hereunder shall be deemed a successor or assign merely by reason of such purchase.

     13. Time shall be of the essence in this Agreement and any Terms Agreement. As used herein, the term "business day" shall mean any day when the Commission's office in Washington, D.C. is open for business. As used herein, "Significant Subsidiaries" shall mean (a) the Company and (b) all other direct and indirect subsidiaries of Industries as of the Time of Delivery other than any subsidiaries which, considered in the aggregate as a single subsidiary as of the end of the most recent fiscal year of Industries, would not constitute a significant subsidiary as defined in Rule 1-02 of Regulation S-X (or any successor thereto).

     14. This Agreement and any Terms Agreement shall be governed by, and construed in accordance with, the laws of the State of New York.

     15. This Agreement and any Terms Agreement may be executed by any one or more of the parties hereto and thereto in any number of counterparts, each of which shall be an original, but all of such respective counterparts shall together constitute one and the same instrument.


                     [This space intentionally left blank.]

          If the foregoing is in accordance with your understanding, please sign and return to us 10 counterparts hereof, whereupon this letter and the acceptance by you thereof shall constitute a binding agreement between the Company and Industries, on the one hand, and each of you, on the other hand, in accordance with its terms.

                                       Very truly yours,

                                       NIPSCO CAPITAL MARKETS, INC.


                                       By:  ____________________________________
                                       Name:
                                       Title:

                                       NIPSCO INDUSTRIES, INC.


                                       By:  ____________________________________
                                       Name:
                                       Title:
Accepted in New York, New York,
 as of the date hereof:


________________________________
     (Goldman, Sachs & Co.)


Morgan Stanley & Co. Incorporated


By: _____________________________


Merrill Lynch, Pierce, Fenner &
 Smith Incorporated


By: _____________________________

                                                                         ANNEX I


                          NIPSCO CAPITAL MARKETS, INC.

                               MEDIUM-TERM NOTES

                                Terms Agreement
                                ---------------

                                                       ___________________,19__


Goldman, Sachs & Co.
85 Broad Street
New York, New York  10004

Merrill Lynch & Co.
Merrill Lynch, Pierce,
 Fenner & Smith Incorporated
250 Vesey Street
New York, New York  10281

Morgan Stanley & Co. Incorporated
1585 Broadway
New York, New York  10036


Dear Sirs:

     NIPSCO Capital Markets, Inc., an Indiana corporation (the "Company") and a wholly-owned subsidiary of NIPSCO Industries, Inc., an Indiana corporation ("Industries"), proposes, subject to the terms and conditions stated herein and in the Distribution Agreement dated _______________, 1997 (the "Distribution Agreement"), between the Company and Industries on the one hand and Goldman, Sachs & Co., Merrill Lynch, Pierce, Fenner & Smith Incorporated and Morgan Stanley & Co. Incorporated (the "Agents") on the other, to issue and sell to [Goldman, Sachs & Co.] [Merrill Lynch & Co.] [Merrill Lynch, Pierce, Fenner & Smith Incorporated] [Morgan Stanley & Co. Incorporated] the securities specified in the Schedule hereto (the "Purchased Securities"). Each of the provisions of the Distribution Agreement not specifically related to the solicitation by the Agents as agents of the Company of offers to purchase Securities is incorporated herein by reference in its entirety, and shall be deemed to be part of this Terms Agreement to the same extent as if such provisions had been set forth in full herein. Nothing contained herein or in the Distribution Agreement shall make any party hereto an agent of the Company or make such party subject to the provisions therein relating to the solicitation of offers to purchase securities from the Company, solely by virtue of its execution of this Terms Agreement. Each of the representations and warranties set forth therein shall be deemed to have been made at and as of the date of this Terms Agreement, except that each representation and warranty in Section 1 of the Distribution Agreement which makes reference to the Prospectus shall be deemed to be a representation and warranty as of the date of the Distribution Agreement in relation to the Prospectus (as therein defined) and also a representation and warranty as of the date of this Terms Agreement in relation to the Prospectus as amended and supplemented to relate to the Purchased Securities.

     An amendment to the Registration Statement, or a supplement to the Prospectus, as the case may be, relating to the Purchased Securities, in the form heretofore delivered to you is now proposed to be filed with the Commission.

     Subject to the terms and conditions set forth herein and in the Distribution Agreement incorporated herein by reference, the Company agrees to issue and sell to [Goldman, Sachs & Co.] [Merrill Lynch & Co.] [Merrill Lynch, Pierce, Fenner & Smith Incorporated] [Morgan Stanley & Co.

Incorporated] and [Goldman, Sachs & Co.] [Merrill Lynch & Co.] [Merrill Lynch, Pierce, Fenner & Smith Incorporated] [Morgan Stanley & Co. Incorporated] agrees to purchase from the Company the Purchased Securities, at the time and place, in the principal amount and at the purchase price set forth in the Schedule hereto.

     If the foregoing is in accordance with your understanding, please sign and return to us five counterparts hereof, and upon acceptance hereof by you this letter and such acceptance hereof, including those provisions of the Distribution Agreement incorporated herein by reference, shall constitute a binding agreement between you, on the one hand, and the Company and Industries on the other.

                                       Very truly yours,

                                       NIPSCO CAPITAL MARKETS, INC.


                                       By:  __________________________________
                                       Name:
                                       Title:


                                       NIPSCO INDUSTRIES, INC.


                                       By:  __________________________________
                                       Name:
                                       Title:


Accepted in New York, New York,
 as of the date hereof:


________________________________
     (Goldman, Sachs & Co.)


Morgan Stanley & Co. Incorporated


By: _____________________________


Merrill Lynch, Pierce, Fenner &
 Smith Incorporated


By: _____________________________

                                                             Schedule to Annex I

Title of Purchased Securities:

     [ %] Medium-Term Notes

Aggregate Principal Amount:

     [$________ or units of other Specified Currency]

[Price to Public:]

Purchase Price by [Goldman, Sachs & Co.] [Merrill Lynch, & Co.] [Merrill Lynch, Pierce, Fenner & Smith Incorporated] [Morgan Stanley & Co. Incorporated]

     % of the principal amount of the Purchased Securities [plus accrued interest, if any, from __________ to __________] [and accrued amortization, if any, from __________ to __________]

Method of and Specified Funds for Payment of Purchase Prices

     [By certified or official bank check or checks, payable to the order of the Company, in [[New York] Clearing House] [immediately available] funds]

     [By wire transfer to a bank account specified by the Company in [next day] [immediately available] funds]

     [Through the facilities of the Same-Day Funds Settlement System of The Depository Trust Company]

Indenture:

     Indenture, dated as of February 14, 1997 among Industries, the Company and The Chase Manhattan Bank, as Trustee.

Time of Delivery:


Closing Location:


Maturity:


Interest Rate:

     [ %]



Interest Payment Date:

     [months and dates, commencing __________]

Documents to be Delivered:

     The following documents referred to in the Distribution Agreement shall be delivered as a condition to the Closing:

     [(1) The opinion or opinions of counsel to the Agents referred to in
          Section 4(h).]
     [(2) The opinion of counsel to the Company referred to in Section 4(i).] [(3) The accountants' letter referred to in Section 4(j).]
     [(4) The officers' certificate referred to in Section 4(k).]

Other Provisions (including Syndicate Provisions, if applicable):

                                                                       ANNEX II

                          NIPSCO CAPITAL MARKETS, INC.

                           Administrative Procedures

     These Administrative Procedures relate to the Securities defined in the Distribution Agreement dated _______________, 1997 (the "Distribution Agreement"), between NIPSCO Capital Markets, Inc., an Indiana corporation (the "Company") and a wholly-owned subsidiary of NIPSCO Industries, Inc., an Indiana corporation ("Industries"), Industries and Goldman, Sachs & Co., Merrill Lynch & Co., Merrill Lynch, Pierce, Fenner & Smith Incorporated and Morgan Stanley & Co. Incorporated (together, in such capacity, the "Agents"), to which these Administrative Procedures are attached as Annex II. Defined terms used herein and not defined herein shall have the meanings given such terms in the Distribution Agreement, the Prospectus as amended or supplemented or the Indenture.

     The procedures to be followed with respect to the settlement of sales of Securities directly by the Company to purchasers solicited by an Agent, as agent, are set forth below. The terms and settlement details related to a purchase of Securities by an Agent, as principal, from the Company will be set forth in a Terms Agreement pursuant to the Distribution Agreement, unless the Company and such Agent otherwise agree as provided in Section 2(b) of the Distribution Agreement, in which case the procedures to be followed in respect of the settlement of such sale will be as set forth below. An Agent, in relation to a purchase of a Security by a purchaser solicited by such Agent, is referred to herein as the "Selling Agent" and, in relation to a purchase of a Security by such Agent as principal other than pursuant to a Terms Agreement, as the "Purchasing Agent".

     The Company will advise each Agent in writing of those persons with whom such Agent is to communicate regarding offers to purchase Securities and the related settlement details.

     Each Security will be issued only in fully registered form and will be represented by either a global security (a "Global Security") delivered to the Trustee, as agent for The Depository Trust Company (the "Depositary") and recorded in the book-entry system maintained by the Depositary (a "Book-Entry Security") or a certificate issued in definitive form (a "Certificated Security") delivered to a person designated by an Agent, as set forth in the applicable Pricing Supplement. An owner of a Book-Entry Security will not be entitled to receive a certificate representing such a Security, except as provided in the Indenture.

     Book-Entry Securities will be issued in accordance with the Administrative Procedure set forth in Part I hereof, and Certificated Securities will be issued in accordance with the Administrative Procedure set forth in Part II hereof.

PART I:  ADMINISTRATIVE PROCEDURE FOR BOOK-ENTRY SECURITIES
-----------------------------------------------------------


     In connection with the qualification of the Book-Entry Securities for eligibility in the book-entry system maintained by the Depositary, the Trustee will perform the custodial, document control and administrative functions described below, in accordance with its respective obligations under a Letter of Representation from the Company and the Trustee to the Depositary, dated as of
 .................., 19.., and a Medium-Term Note Certificate Agreement between the Trustee and the Depositary, dated as of .................., 19.., (the
"Certificate Agreement"), and its obligations as a participant in the Depositary, including the Depositary's Same-Day Funds Settlement System ("SDFS").

Posting Rates by the Company:

     The Company and the Agents will discuss from time to time the rates of interest per annum to be borne by and the maturity of Book-Entry Securities that may be sold as a result of the solicitation of offers by an Agent. The Company may establish a fixed set of interest rates and maturities for an offering period ("posting"). If the Company decides to change already posted rates, it will promptly advise the Agents to suspend solicitation of offers until the new posted rates have been established with the Agents.

Acceptance of Offers by the Company:

     Each Agent will promptly advise the Company by telephone or other appropriate means of all reasonable offers to purchase Book-Entry Securities, other than those rejected by such Agent. Each Agent may, in its discretion reasonably exercised, reject any offer received by it in whole or in part. Each Agent also may make offers to the Company to purchase Book-Entry Securities as a Purchasing Agent. The Company will have the sole right to accept offers to purchase Book-Entry Securities and may reject any such offer in whole or in part.

     The Company will promptly notify the Agent or Purchasing Agent, as the case may be, of its acceptance or rejection of an offer to purchase Book-Entry Securities. If the Company accepts an offer to purchase Book-Entry Securities, it will confirm such acceptance in writing to the Selling Agent or Purchasing Agent, as the case may be, and the Trustee.

Communication of Sale Information to the Company by Agent and Settlement
Procedures:

     A. After the acceptance of an offer by the Company, the Selling Agent or Purchasing Agent, as the case may be, will communicate promptly, but in no event later than the time set forth under "Settlement Procedure Timetable" below, the following details of the terms of such offer (the "Sale Information") to the Company by telephone (confirmed in writing) or by facsimile transmission or other acceptable written means:

          (1)   Principal Amount of Book-Entry Securities to be purchased;

          (2) If a Fixed Rate Book-Entry Security, the interest rate and initial interest payment date;

          (3)   Trade Date;

          (4)   Settlement Date;

          (5)   Maturity Date;

          (6) Specified Currency and, if the Specified Currency is other than U.S. dollars, the applicable Exchange Rate for such Specified Currency (it being understood that currently the Depositary accepts deposits of Global Securities denominated in U.S. dollars only);

          (7) Indexed Currency, the Base Rate and the Exchange Rate Determination Date, if applicable;

          (8)   Issue Price;

          (9) Selling Agent's commission or Purchasing Agent's discount, as the case may be;

          (10)  Net Proceeds to the Company;

          (11) If a redeemable Book-Entry Security, such of the following as are applicable:

               (i)    Redemption Commencement Date,

               (ii)   Initial Redemption Price (% of par), and

               (iii) Amount (% of par) that the Redemption Price shall decline (but not below par) on each anniversary of the Redemption Commencement Date;

          (12) If a Floating Rate Book-Entry Security, such of the following as are applicable:

               (i)    Interest Rate Basis,

               (ii)   Index Maturity,

               (iii)  Spread or Spread Multiplier,

               (iv)    Maximum Rate,
               (v)     Minimum Rate,
               (vi)    Initial Interest Rate,
               (vii)   Interest Reset Dates,
               (viii)  Calculation Dates,
               (ix)    Interest Determination Dates,
               (x)     Interest Payment Dates,
               (xi)    Regular Record Dates, and
               (xii)   Calculation Agent;

          (13) Name, address and taxpayer identification number of the registered owner(s);

          (14) Denomination of certificates to be delivered at settlement;

          (15) Book-Entry Security or Certificated Security; and

          (16) Selling Agent or Purchasing Agent.

       B. After receiving the Sale Information from the Selling Agent or Purchasing Agent, as the case may be, the Company will communicate such Sale Information to the Trustee by facsimile transmission or other acceptable written means. The Trustee will assign a CUSIP number to the Global Security from a list of CUSIP numbers previously delivered to the Trustee by the Company representing such Book-Entry Security and then advise the Company and the Selling Agent or Purchasing Agent, as the case may be, of such CUSIP number.

       C. The Trustee will enter a pending deposit message through the Depositary's Participant Terminal System, providing the following settlement information to the Depositary, and the Depositary shall forward such information to such Agent and Standard & Poor's Corporation:

          (1)  The applicable Sale Information;

          (2) CUSIP number of the Global Security representing such Book-Entry Security;

          (3) Whether such Global Security will represent any other Book-Entry Security (to the extent known at such time);

          (4) Number of the participant account maintained by the Depositary on behalf of the Selling Agent or Purchasing Agent, as the case may be;

          (5)  The interest payment period; and

          (6) Initial Interest Payment Date for such Book-Entry Security, number of days by which such date succeeds the record date for the Depositary's purposes (which in the case of Floating Rate Securities which reset weekly shall be the date five calendar days immediately preceding the applicable Interest Payment Date and in the case of all other Book-Entry Securities shall be the Regular Record Date, as defined in the Security) and, if calculable at that time, the amount of interest payable on such Interest Payment Date.

       D. The Trustee will complete and authenticate the Global Security previously delivered by the Company representing such Book-Entry Security.

       E. The Depositary will credit such Book-Entry Security to the Trustee's participant account at the Depositary.

       F. The Trustee will enter an SDFS deliver order through the Depositary's Participant Terminal System instructing the Depositary to (i) debit such Book-Entry Security to the Trustee's participant account and credit such Book-Entry Security to such Agent's participant account and (ii) debit such Agent's settlement account and credit the Trustee's settlement account for an amount equal to the price of such Book-Entry Security less such Agent's commission. The entry of such a deliver order shall constitute a representation and warranty by the Trustee to the Depositary that
(a) the Global Security representing such Book-Entry Security has been issued and authenticated and (b) the Trustee is holding such Global Security pursuant to the Certificate Agreement.

     G. Such Agent will enter an SDFS deliver order through the Depositary's Participant Terminal System instructing the Depositary (i) to debit such Book-Entry Security to such Agent's participant account and credit such Book-Entry Security to the participant accounts of the Participants with respect to such Book-Entry Security and (ii) to debit the settlement accounts of such Participants and credit the settlement account of such Agent for an amount equal to the price of such Book-Entry Security.

     H. Transfers of funds in accordance with SDFS deliver orders described in Settlement Procedures "F" and "G" will be settled in accordance with SDFS operating procedures in effect on the settlement date.

     I. Upon confirmation of receipt of funds, the Trustee will transfer to the account of the Company maintained at The Northern Trust Company, Account No. 4119061, ABA No. 071000152, Reference: NIPSCO Capital Markets, Inc., or such other account as the Company may have previously specified to the Trustee, in funds available for immediate use in the amount transferred to the Trustee in accordance with Settlement Procedure "F".

     J. Upon request, the Trustee will send to the Company a statement setting forth the principal amount of Book-Entry Securities outstanding as of that date under the Indenture.

     K. Such Agent will confirm the purchase of such Book-Entry Security to the purchaser either by transmitting to the Participants with respect to such Book-Entry Security a confirmation order or orders through the Depositary's institutional delivery system or by mailing a written confirmation to such purchaser.

     L. The Depositary will, at any time, upon request of the Company or the Trustee, promptly furnish to the Company or the Trustee a list of the names and addresses of the participants for whom the Depositary has credited Book-Entry Securities.

Preparation of Pricing Supplement:

     If the Company accepts an offer to purchase a Book-Entry Security, it will prepare a Pricing Supplement reflecting the terms of such Book-Entry Security and arrange to have delivered to the Selling Agent or Purchasing Agent, as the case may be, at least ten copies of such Pricing Supplement, not later than 11:00 a.m., New York City time, on the Business Day following the Trade Date (as defined below), or if the Company and the purchaser agree to settlement on the Business Day following the date of acceptance of such offer, not later than noon, New York City time, on such date. The Company will arrange to have the Pricing Supplement filed with the Commission not later than the close of business of the Commission on the fifth Business Day following the date on which such Pricing Supplement is first used.

Delivery of Confirmation and Prospectus to Purchaser by Selling Agent:

     The Selling Agent will deliver to the purchaser of a Book-Entry Security a written confirmation of the sale and delivery and payment instructions. In addition, the Selling Agent will deliver to such purchaser or its agent the Prospectus as amended or supplemented (including the Pricing Supplement) in relation to such Book-Entry Security prior to or together with the earlier of the delivery to such purchaser or its agent of (a) the confirmation of sale or
(b) the Book-Entry Security.

Date of Settlement:

     The receipt by the Company of immediately available funds in payment for a Book-Entry Security and the authentication and issuance of the Global Security representing such Book-Entry Security shall constitute "settlement" with respect to such Book-Entry Security. All orders of Book-Entry Securities solicited by a Selling Agent or made by a Purchasing Agent and accepted by the Company on a particular date (the "Trade Date") will be settled on a date (the "Settlement Date") which is the fourth Business Day, if permitted under Rule 15c6-1 under the Exchange Act, (or the third Business Day if required under Rule

15c6-1 under the Exchange Act) after the Trade Date pursuant to the "Settlement Procedure Timetable" set forth below, unless the Company and the purchaser agree to settlement on another Business Day which shall be no earlier than the next Business Day after the Trade Date.

Settlement Procedure Timetable:

     For orders of Book-Entry Securities solicited by a Selling Agent and accepted by the Company for settlement on the fourth Business Day, if permitted under Rule 15c6-1 under the Exchange Act, (or the third Business Day if required under Rule 15c6-1 under the Exchange Act) after the Trade Date, Settlement Procedures "A" through "I" set forth above shall be completed as soon as possible but not later than the respective times (New York City time) set forth below:


Settlement
Procedure           Time
----------          ----

A      5:00 p.m.    on the Business Day following the Trade Date or 10:00 a.m. on the
                    Business Day prior to the Settlement Date, whichever is earlier
B      12:00 noon   on the second Business Day immediately preceding the Settlement Date
C      2:00 p.m.    on the second Business Day immediately preceding the Settlement Date
D      9:00 a.m.    on the Settlement Date
E      10:00 a.m.   on the Settlement Date
F-G    2:00 p.m.    on the Settlement Date
H      4:45 p.m.    on the Settlement Date
I      5:00 p.m.    on the Settlement Date


     If the initial interest rate for a Floating Rate Book-Entry Security has not been determined at the time that Settlement Procedure "A" is completed, Settlement Procedures "B" and "C" shall be completed as soon as such rate has been determined but no later than 2:00 p.m. on the second Business Day immediately preceding the Settlement Date. Settlement Procedure "H" is subject to extension in accordance with any extension of Fedwire closing deadlines and in the other events specified in the SDFS operating procedures in effect on the Settlement Date.

     If settlement of a Book-Entry Security is rescheduled or canceled, the Trustee, upon obtaining knowledge thereof, will deliver to the Depositary, through the Depositary's Participation Terminal System, a cancellation message to such effect by no later than 2:00 p.m. on the Business Day immediately preceding the scheduled Settlement Date.

Failure to Settle:

     If the Trustee fails to enter an SDFS deliver order with respect to a Book-Entry Security pursuant to Settlement Procedure "F", the Trustee may deliver to the Depositary, through the Depositary's Participant Terminal System, as soon as practicable a withdrawal message instructing the Depositary to debit such Book-Entry Security to the Trustee's participant account, provided that the Trustee's participant account contains a principal amount of the Global Security representing such Book-Entry Security that is at least equal to the principal amount to be debited. If a withdrawal message is processed with respect to all the Book-Entry Securities represented by a Global Security, the Trustee will mark such Global Security "canceled", make appropriate entries in the Trustee's records and send such canceled Global Security to the Company. The CUSIP number assigned to such Global Security shall, in accordance with CUSIP Service Bureau procedures, be canceled and not immediately reassigned. If a withdrawal message is processed with respect to one or more, but not all, of the Book-Entry Securities represented by a Global Security, the Trustee will exchange such Global Security for two Global Securities, one of which shall represent such Book-Entry Security or Securities and shall be canceled immediately after issuance and the other of which shall represent the remaining Book-Entry Securities previously represented by the surrendered Global Security and shall bear the CUSIP number of the surrendered Global Security.

     If the purchase price for any Book-Entry Security is not timely paid to the participants with respect to such Book-Entry Security by the beneficial purchaser thereof (or a person, including an indirect participant in the Depositary, acting on behalf of such purchaser), such participants and, in turn, the Agent for such Book-Entry Security may enter deliver orders through the Depositary's Participant Terminal System debiting such Book-Entry Security to such participant's account and crediting such Book-Entry Security to such Agent's account and then debiting such Book-Entry Security to such Agent's participant account and crediting such Book-Entry Security to the Trustee's participant account and shall notify the Company and the Trustee thereof. Thereafter, the Trustee will (i) immediately notify the Company of such order and the Company shall transfer to such Agent funds available for immediate use in an amount equal to the price of such Book-Entry Security which was credited to the account of the Company maintained at the Trustee in accordance with Settlement Procedure I, and (ii) deliver the withdrawal message and take the related actions described in the preceding paragraph. If such failure shall have occurred for any reason other than default by the applicable Agent to perform its obligations hereunder or under the Distribution Agreement, the Company will reimburse such Agent on an equitable basis for the loss of its use of funds during the period when the funds were credited to the account of the Company.

     Notwithstanding the foregoing, upon any failure to settle with respect to a Book-Entry Security, the Depositary may take any actions in accordance with its SDFS operating procedures then in effect. In the event of a failure to settle with respect to one or more, but not all, of the Book-Entry Securities to have been represented by a Global Security, the Trustee will provide, in accordance with Settlement Procedure "D", for the authentication and issuance of a Global Security representing the other Book-Entry Securities to have been represented by such Global Security and will make appropriate entries in its records. The Company will, from time to time, furnish the Trustee with a sufficient quantity of Securities.

PART II:  ADMINISTRATIVE PROCEDURE FOR CERTIFICATED SECURITIES
--------------------------------------------------------------

Posting Rates by Company:

     The Company and the Agents will discuss from time to time the rates of interest per annum to be borne by and the maturity of Certificated Securities that may be sold as a result of the solicitation of offers by an Agent. The Company may establish a fixed set of interest rates and maturities for an offering period ("posting"). If the Company decides to change already posted rates, it will promptly advise the Agents to suspend solicitation of offers until the new posted rates have been established with the Agents.

Acceptance of Offers by Company:

     Each Agent will promptly advise the Company by telephone or other appropriate means of all reasonable offers to purchase Certificated Securities, other than those rejected by such Agent. Each Agent may, in its discretion reasonably exercised, reject any offer received by it in whole or in part. Each Agent also may make offers to the Company to purchase Certificated Securities as a Purchasing Agent. The Company will have the sole right to accept offers to purchase Certificated Securities and may reject any such offer in whole or in part.

     The Company will promptly notify the Selling Agent or Purchasing Agent, as the case may be, of its acceptance or rejection of an offer to purchase Certificated Securities. If the Company accepts an offer to purchase Certificated Securities, it will confirm such acceptance in writing to the Selling Agent or Purchasing Agent, as the case may be, and the Trustee.

Communication of Sale Information to Company by Agent:

     After the acceptance of an offer by the Company, the Selling Agent or Purchasing Agent, as the case may be, will communicate the following details of the terms of such offer (the "Sale Information") to the Company by telephone (confirmed in writing) or by facsimile transmission or other acceptable written means:

          (1)  Principal Amount of Certificated Securities to be purchased;
          (2) If a Fixed Rate Certificated Security, the interest rate and initial interest payment date;
          (3)  Trade Date;
          (4)  Settlement Date;
          (5)  Maturity Date;
          (6) Specified Currency and, if the Specified Currency is other than U.S. dollars, the applicable Exchange Rate for such Specified Currency;
          (7) Indexed Currency, the Base Rate and the Exchange Rate Determination Date, if applicable;
          (8)  Issue Price;
          (9) Selling Agent's commission or Purchasing Agent's discount, as the case may be;
         (10)  Net Proceeds to the Company;
         (11) If a redeemable Certificated Security, such of the following as are applicable:
               (i)   Redemption Commencement Date,
               (ii)  Initial Redemption Price (% of par), and
               (iii) Amount (% of par) that the Redemption Price shall decline
                     (but not below par) on each anniversary of the Redemption Commencement Date;
         (12) If a Floating Rate Certificated Security, such of the following as are applicable:
               (i)   Interest Rate Basis,
               (ii)  Index Maturity,
               (iii) Spread or Spread Multiplier,
               (iv)  Maximum Rate,
               (v)   Minimum Rate,
               (vi)  Initial Interest Rate,
               (vii) Interest Reset Dates,
               (viii) Calculation Dates,
               (ix)  Interest Determination Dates,
               (x)   Interest Payment Dates,
               (xi)  Regular Record Dates, and
               (xii) Calculation Agent;
         (13) Name, address and taxpayer identification number of the registered owner(s);
         (14)  Denomination of certificates to be delivered at settlement;
         (15)  Book-Entry Security or Certificated Security; and
         (16)  Selling Agent or Purchasing Agent.

Preparation of Pricing Supplement by Company:

     If the Company accepts an offer to purchase a Certificated Security, it will prepare a Pricing Supplement reflecting the terms of such Certificated Security and arrange to have delivered to the Selling Agent or Purchasing Agent, as the case may be, at least ten copies of such Pricing Supplement, not later than 11:00 a.m., New York City time, on the Business Day following the Trade Date, or if the Company and the purchaser agree to settlement on the date of acceptance of such offer, not later than noon, New York City time, on such date. The Company will arrange to have the Pricing Supplement filed with the Commission not later than the close of business of the Commission on the fifth Business Day following the date on which such Pricing Supplement is first used.

Delivery of Confirmation and Prospectus to Purchaser by Selling Agent:

     The Selling Agent will deliver to the purchaser of a Certificated Security a written confirmation of the sale and delivery and payment instructions. In addition, the Selling Agent will deliver to such purchaser or its agent the Prospectus as amended or supplemented (including the Pricing Supplement) in relation to such Certificated Security prior to or together with the earlier of the delivery to such purchaser or its agent of (a) the confirmation of sale or
(b) the Certificated Security.

Date of Settlement:

     All offers of Certificated Securities solicited by a Selling Agent or made by a Purchasing Agent and accepted by the Company will be settled on a date (the "Settlement Date") which is the fourth Business Day, if permitted under Rule 15c6-1 under the Exchange Act, (or the third Business Day if required under Rule 15c6-1 under the Exchange Act) after the date of acceptance of such offer, unless the Company and the purchaser agree to settlement (a) on another Business Day after the acceptance of such offer or (b) with respect to an offer accepted by the Company prior to 10:00 a.m., New York City time, on the date of such acceptance.

Instruction from Company to Trustee for Preparation of Certificated Securities:

     After receiving the Sale Information from the Selling Agent or Purchasing Agent, as the case may be, the Company will communicate such Sale Information to the Trustee by telephone (confirmed in writing) or by facsimile transmission or other acceptable written means.

     The Company will instruct the Trustee by facsimile transmission or other acceptable written means to authenticate and deliver the Certificated Securities no later than 2:15 p.m., New York City time, on the Settlement Date. Such instruction will be given by the Company prior to 3:00 p.m., New York City time, on the Business Day immediately preceding the Settlement Date unless the Settlement Date is the date of acceptance by the Company of the offer to purchase Certificated Securities in which case such instruction will be given by the Company by 11:00 a.m., New York City time.

Preparation and Delivery of Certificated Securities by Trustee and Receipt of Payment Therefor:

     The Trustee will prepare each Certificated Security and appropriate receipts that will serve as the documentary control of the transaction.

     In the case of a sale of Certificated Securities to a purchaser solicited by a Selling Agent, the Trustee will, by 2:15 p.m., New York City time, on the Settlement Date, deliver the Certificated Securities to the Selling Agent for the benefit of the purchaser of such Certificated Securities against delivery by the Selling Agent of a receipt therefor. On the Settlement Date the Selling Agent will deliver payment for such Certificated Securities in immediately available funds to the Company in an amount equal to the issue price of the Certificated Securities less the Selling Agent's commission; provided that the Selling Agent reserves the right to withhold payment for which it has not received funds from the purchaser. The Company shall not use any proceeds advanced by a Selling Agent to acquire securities.

     In the case of a sale of Certificated Securities to a Purchasing Agent, the Trustee will, by 2:15 p.m., New York City time, on the Settlement Date, deliver the Certificated Securities to the Purchasing Agent against delivery of payment for such Certificated Securities in immediately available funds to the Company in an amount equal to the issue price of the Certificated Securities less the Purchasing Agent's discount.

Failure of Purchaser to Pay Selling Agent:

     If a purchaser (other than a Purchasing Agent) fails to make payment to the Selling Agent for a Certificated Security, the Selling Agent will promptly notify the Trustee and the Company thereof by telephone (confirmed in writing) or by facsimile transmission or other acceptable written means. The Selling Agent will immediately return the Certificated Security to the Trustee. Immediately upon receipt of such Certificated Security by the Trustee, the Company will return to the Selling Agent an amount equal to the amount previously paid to the Company in respect of such Certificated Security. The Company will reimburse the Selling Agent on an equitable basis for its loss of the use of funds during the period when they were credited to the account of the Company.

     The Trustee will cancel the Certificated Security in respect of which the failure occurred, make appropriate entries in its records and, unless otherwise instructed by the Company, destroy the Certificated Security.

                                                                       ANNEX III


                              ACCOUNTANTS' LETTER


     Pursuant to Section 4(j) and Section 6(d), as the case may be, of the Distribution Agreement, Industries' independent certified public accountants shall furnish letters to the effect that:

          (i) They are independent certified public accountants with respect to Industries and its subsidiaries within the meaning of the Act and the applicable published rules and regulations thereunder;

          (ii) In their opinion, the financial statements and any supplementary financial information and schedules audited (and, if applicable, financial forecasts and/or pro forma financial information) examined by them and included or incorporated by reference in the Registration Statement or the Prospectus comply as to form in all material respects with the applicable accounting requirements of the Act or the Exchange Act, as applicable, and the related published rules and regulations thereunder; and, if applicable, they have made a review in accordance with standards established by the American Institute of Certified Public Accountants of the consolidated interim financial statements, selected financial data, pro forma financial information, financial forecasts and/or condensed financial statements derived from audited financial statements of Industries for the periods specified in such letter, as indicated in their reports thereon, copies of which have been furnished to the Agents;

          (iii) They have made a review in accordance with standards established by the American Institute of Certified Public Accountants of the unaudited condensed consolidated statements of income, consolidated balance sheets and consolidated statements of cash flows included in the Prospectus and/or included in Industries' quarterly report on Form 10-Q incorporated by reference into the Prospectus as indicated in their reports thereon copies of which have been separately furnished to the Agents; and on the basis of specified procedures including inquiries of officials of Industries and the Company who have responsibility for financial and accounting matters regarding whether the unaudited condensed consolidated financial statements referred to in paragraph (vi)(A)(i) below comply as to form in all material respects with the applicable accounting requirements of the Act and the Exchange Act and the related published rules and regulations, nothing came to their attention that caused them to believe that the unaudited condensed consolidated financial statements do not comply as to form in all material respects with the applicable accounting requirements of the Act and the Exchange Act and the related published rules and regulations;

          (iv) The unaudited selected financial information with respect to the consolidated results of operations and financial position of Industries for the five most recent fiscal years included in the Prospectus and included or incorporated by reference in Item 6 of Industries' Annual Report on Form 10-K for the most recent fiscal year agrees with the corresponding amounts (after restatement where applicable) in the audited consolidated financial statements for five such fiscal years which were included or incorporated by reference in Industries' Annual Reports on Form 10-K for such fiscal years;

          (v) They have compared the information in the Prospectus under selected captions with the disclosure requirements of Regulation S-K and on the basis of limited procedures specified in such letter nothing came to their attention as a result of the foregoing procedures that caused them to believe that this information does not conform in all material respects with the disclosure requirements of Items 301, 302, 402 and 503(d), respectively, of Regulation S-K;

          (vi) On the basis of limited procedures, not constituting an examination in accordance with

                                     III-1
     generally accepted auditing standards, consisting of a reading of the unaudited financial statements and other information referred to below, a reading of the latest available interim financial statements of Industries and its subsidiaries, inspection of the minute books of Industries and its subsidiaries since the date of the latest audited financial statements included or incorporated by reference in the Prospectus, inquiries of officials of Industries and its subsidiaries responsible for financial and accounting matters and such other inquiries and procedures as may be specified in such letter, nothing came to their attention that caused them to believe that:

               (A) (i) the unaudited condensed consolidated statements of income, consolidated balance sheets and consolidated statements of cash flows included in the Prospectus and/or included or incorporated by reference in Industries' Quarterly Reports on Form 10-Q incorporated by reference in the Prospectus do not comply as to form in all material respects with the applicable accounting requirements of the Exchange Act and the related published rules and regulations, or (ii) any material modifications should be made to the unaudited condensed consolidated statements of income, consolidated balance sheets and consolidated statements of cash flows included in the Prospectus or included in Industries' Quarterly Reports on Form 10-Q incorporated by reference in the Prospectus for them to be in conformity with generally accepted accounting principles;

               (B) any other unaudited income statement data and balance sheet items included in the Prospectus do not agree with the corresponding items in the unaudited consolidated financial statements from which such data and items were derived, and any such unaudited data and items were not determined on a basis substantially consistent with the basis for the corresponding amounts in the audited consolidated financial statements included or incorporated by reference in Industries' Annual Report on Form 10-K for the most recent fiscal year;

               (C) the unaudited financial statements which were not included in the Prospectus but from which were derived the unaudited condensed financial statements referred to in clause (A) and any unaudited income statement data and balance sheet items included in the Prospectus and referred to in Clause (B) were not determined on a basis substantially consistent with the basis for the audited financial statements included or incorporated by reference in Industries' Annual Report on Form 10-K for the most recent fiscal year;

               (D) any unaudited pro forma consolidated condensed financial statements included or incorporated by reference in the Prospectus do not comply as to form in all material respects with the applicable accounting requirements of the Act and the published rules and regulations thereunder or the pro forma adjustments have not been properly applied to the historical amounts in the compilation of those statements;

               (E) as of a specified date not more than five days prior to the date of such letter, there have been any changes in the consolidated capital stock (other than issuances of capital stock upon exercise of options and stock appreciation rights, upon earn-outs of performance shares and upon conversions of convertible securities, in each case which were outstanding on the date of the latest balance sheet included or incorporated by reference in the Prospectus) or any increase in the consolidated long-term debt of Industries and its subsidiaries, or any decreases in consolidated net current assets or shareholders' equity or other items specified by the Agents, or any increases in any items specified by the Agents, in each case as compared with amounts shown in the latest balance sheet included or incorporated by reference in the Prospectus, except in each case for changes, increases or decreases which the Prospectus discloses have occurred or may occur or which are described in such letter; and

               (F) for the period from the date of the latest financial statements included or incorporated by reference in the Prospectus to the specified date referred to in Clause (E) there were any decreases in consolidated net revenues or operating profit or the total or

                                     III-2
          per share amounts of consolidated net income or other items specified by the Agents, or any increases in any items specified by the Agents, in each case as compared with the comparable period of the preceding year and with any other period of corresponding length specified by the Agents, except in each case for increases or decreases which the Prospectus discloses have occurred or may occur or which are described in such letter; and

          (vii) In addition to the audit referred to in their report(s) included or incorporated by reference in the Prospectus and the limited procedures, inspection of minute books, inquiries and other procedures referred to in paragraphs (iii) and (vi) above, they have carried out certain specified procedures, not constituting an audit in accordance with generally accepted auditing standards, with respect to certain amounts, percentages and financial information specified by the Agents which are derived from the general accounting records of the Industries and its subsidiaries, which appear in the Prospectus (excluding documents incorporated by reference), or in Part II of, or in exhibits and schedules to, the Registration Statement specified by the Agents or in documents incorporated by reference in the Prospectus specified by the Agents, and have compared certain of such amounts, percentages and financial information with the accounting records of Industries and its subsidiaries and have found them to be in agreement.

     All references in this Annex III to the Prospectus shall be deemed to refer to the Prospectus (including the documents incorporated by reference therein) as defined in the Distribution Agreement as of the Commencement Date referred to in
Section 6(d) thereof and to the Prospectus as amended or supplemented (including the documents incorporated by reference therein) as of the date of the amendment, supplement, incorporation or the Time of Delivery relating to the Terms Agreement requiring the delivery of such letter under Section 4(j) thereof.

                                     III-3